EXHIBIT 10.37

                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (the "Agreement") is made and entered into as of December 31, 2000, among Valhi, Inc., a Delaware corporation ("Valhi"), Tremont Holdings, LLC, a Delaware limited liability company ("TRE Holdings" and together with Valhi, the "Purchasers"), and Tremont Group, Inc., a Delaware corporation ("TGI").

                                    Recitals

         A. The Purchasers are beneficial owners of shares (the "Tremont Shares") of the common stock, par value $1.00 per share, of Tremont Corporation, a Delaware corporation ("Tremont").

         B. Each of the Purchasers wishes to subscribe for and purchase one thousandth of a share of common stock, par value $0.01 per share, of TGI (the "TGI Shares"), for each Tremont Share they contribute to TGI on the terms and subject to the conditions of this Agreement (each time a contribution is made shall be referred to as a "Transaction").

         C. The certificate of incorporation and the bylaws of TGI, to which the Stockholders have agreed in connection with the transactions contemplated by this Agreement are attached as Exhibits A and B, respectively, to this Agreement.

                                    Agreement

         The parties agree as follows:

                                   ARTICLE I.
                                 THE TRANSACTION

         Section 1.1. Initial Contribution of Tremont Shares for TGI Shares. In consideration of TGI's issuance of one thousandth of a TGI Share for each Tremont Share the Purchasers contribute to TGI on the date hereof, each of Valhi and TRE Holdings hereby sells, transfers, assigns and delivers to TGI 4,113,421 and 1,028,000 Tremont Shares, respectively. Certificates representing such Tremont Shares are hereby delivered accompanied by stock powers duly endorsed in blank.

         Section 1.2. Subsequent Contributions of Tremont Shares for TGI Shares. In consideration of TGI's issuance of one thousandth of a TGI Share for each Tremont Share the Purchasers may contribute to TGI in the future, each of the Purchasers may in the future sell, transfer, assign and deliver Tremont Shares to TGI. Certificates representing such Tremont Shares shall be delivered accompanied by stock powers duly endorsed in blank on the date of the respective contribution.

         Section 1.3. Voting Agreement. Each of the parties as a condition to all Transactions shall execute and deliver to the other parties a Voting Agreement substantially in the form of Exhibit C attached hereto (the "Voting Agreement").

                                   ARTICLE II.
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each of the Purchasers hereby individually represents and warrants to TGI as of the date of this Agreement, and each time a Purchaser subsequently contributes Tremont Shares to TGI as though made on the date of such contribution, as follows.

         Section 2.1. Authority. It is validly existing and in good standing under the laws of the state of its incorporation or formation. It has the power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the respective Transaction. All action required to be taken by or on behalf of it to authorize the execution, delivery and performance of this Agreement and the respective Transaction has been duly and properly taken.

         Section 2.2. Validity. This Agreement is duly executed and delivered by it and constitutes its lawful, valid and binding obligation, enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the respective Transaction by it are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under
(a) its charter, bylaws or company agreement, as applicable; (b) any material contract, agreement or other instrument to which it is a party or by which it is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to it; or (d) any law, rule or regulation applicable to it, except in each case for such prohibitions, violations, conflicts or defaults that would not have a material adverse consequence to the respective Transaction.

         Section 2.3. Ownership of Tremont Shares. It is the beneficial owner of the Tremont Shares it will contribute to TGI in the respective Transaction and upon consummation of the respective Transaction TGI will acquire good and marketable title to such Tremont Shares free and clear of any liens, encumbrances, security interests, restrictive agreements, claims or imperfections of any nature whatsoever, other than restrictions on transfer imposed by applicable securities laws.

         Section 2.4. Purchase for Investment. It is purchasing the TGI Shares issued and delivered to it in the respective Transaction for investment solely for its own account and not with a view to, or for resale in connection with, the distribution thereof. It understands that such TGI Shares are restricted securities under the Securities Act of 1933, as amended (the "Securities Act"), and that such TGI Shares must be held indefinitely unless they are registered under the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available.

         Section 2.5. Nature of Purchaser. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of TGI Shares issued and delivered to it in the respective Transaction.

                                  ARTICLE III.
                      REPRESENTATIONS AND WARRANTIES OF TGI

         TGI hereby represents and warrants to each of the Purchasers as of the date of this Agreement, and each time a Purchaser subsequently contributes Tremont Shares to TGI as though made on the date of such contribution, as follows.

         Section 3.1. Authority. It is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation. It has the corporate power and authority, without the consent or approval of any other person, to execute and deliver this Agreement and to consummate the respective Transaction. All corporate action required to be taken by or on behalf of it to authorize the execution, delivery and performance of this Agreement and the respective Transaction has been duly and properly taken.

         Section 3.2. Validity. This Agreement is duly executed and delivered by it and constitutes its lawful, valid and binding obligation, enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the respective Transaction by it are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under
(a) its charter or bylaws; (b) any material contract, agreement or other instrument to which it is a party or by which it is bound; (c) any order, writ, injunction, decree or judgment of any court or governmental agency applicable to it; or (d) any law, rule or regulation applicable to it, except in each case for such prohibitions, violations, conflicts or defaults that would not have a material adverse consequence to the respective Transaction.

         Section 3.3. Issuance of TGI Shares. Upon the consummation of each Transaction, the TGI Shares issued in such Transaction will be validly issued, fully paid and non-assessable shares and the respective Purchaser receiving such shares will acquire good and marketable title to such shares free and clear of any liens, encumbrances, security interests, restrictive agreements, claims or imperfections of any nature whatsoever, other than restrictions on transfer imposed by applicable securities laws, except that Valhi's TGI Shares will be subject to the restrictions of the Voting Agreement.

         Section 3.4. Purchase for Investment. It is purchasing the Tremont Shares sold and delivered to it in the respective Transaction for investment solely for its own account and not with a view to, or for resale in connection with, the distribution thereof. It understands that such Tremont Shares are restricted securities under the Securities Act and that such Tremont Shares must be held indefinitely unless they are registered under the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available.

         Section 3.5. Nature of TGI. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Tremont Shares sold and delivered to it in the respective Transaction.

                                   ARTICLE IV.
                               GENERAL PROVISIONS

         Section 4.1. Restricted Shares. Each of the Purchasers hereby consents to the placing of a legend on any stock certificates evidencing TGI Shares issued to it in a Transaction stating that such TGI Shares are restricted securities. Valhi agrees to the placing of a legend on any stock certificates evidencing its TGI Shares stating that such TGI Shares are subject to the Voting Agreement.

         Section 4.2. Access to Information. Each of the Purchasers shall provide TGI and its representatives access to all information with respect to the business of Tremont possessed by such party and reasonably requested by TGI. TGI shall provide each of the Purchasers and its respective representatives access to all information with respect to the business of TGI possessed by TGI and reasonably requested by such Purchaser.

         Section 4.3. Survival.  The representations and warranties set forth in
this   Agreement   shall  survive  the  execution  of  this  Agreement  and  the consummation of the transactions contemplated herein.

         Section 4.4. Amendment and Waiver. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in a writing referring to this Agreement and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 4.5. Parties and Interest. This Agreement shall bind and inure to the benefit of the parties named herein and their respective successors and assigns.

         Section 4.6. Entire Agreement. This Agreement contains the entire understanding among the parties with respect to the transactions contemplated hereby and supersedes all other agreements and understandings among the parties with respect to the subject matter of this Agreement.

         Section 4.7. Applicable Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the state of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware.

         Section 4.8. Severability. If any provision of this Agreement is found to violate any statute, regulation, rule, order or decree of any governmental authority, court, agency or exchange, such invalidity shall not be deemed to effect any other provision hereof or the validity of the remainder of this Agreement and such invalid provision shall be deemed deleted to the minimum extent necessary to cure such violation.

         Section 4.9. Notice. All notices and other communications that are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by confirmed telecopy or upon receipt after dispatch by overnight courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given to the address for the respective party appearing under the party's signature to this Agreement or to such other address as such party may designate by giving notice of such change of address to the other parties to this Agreement.

         Section 4.10. Headings. The sections and other headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         Section  4.11.   Counterparts.   This  Agreement  may  be  executed  in
counterparts each of which will be an original and all of which taken together shall constitute one and the same agreement.

         Section 4.12. Expenses. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby.

         The parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

                                   VALHI, INC.




                                   By: /s/ Steven L. Watson
                                       -----------------------------------------
                                       Steven L. Watson, President

                                       Address:    Three Lincoln Centre
                                                   5430 LBJ Freeway, Suite 1700
                                                   Dallas, Texas   75240-2697
                                                   FAX:  972.448.1445
                                                   Attention:  General Counsel

                                   TREMONT HOLDINGS, LLC



                                   By: /s/ Robert D. Hardy
                                       -----------------------------------------
                                       Robert D. Hardy, Vice President

                                       Address:    Two Greenspoint Plaza
                                                   16825 Northchase Drive
                                                   Suite 1200
                                                   Houston, Texas   77060-2544
                                                   FAX:  281.423.3333
                                                   Attention:  General Counsel

                                   TREMONT GROUP, INC.




                                   By: /s/ Steven L. Watson
                                       -----------------------------------------
                                       Steven L. Watson, President

                                       Address:    Three Lincoln Centre
                                                   5430 LBJ Freeway, Suite 1700
                                                   Dallas, Texas   75240-2697
                                                   FAX:  972.448.1445
                                                   Attention:  General Counsel

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                               TREMONT GROUP, INC.


--------------------------------------------------------------------------------

                                   ARTICLE I.
                                      NAME

         The name of the corporation is TREMONT GROUP, INC. (the "Corporation").

                                   ARTICLE II.
                           REGISTERED OFFICE AND AGENT

         The address of the Corporation's registered office in the state of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, city of Wilmington, county of New Castle, state of Delaware 19808. The name of the Corporation's registered agent at such address is Corporation Service Company.

                                  ARTICLE III.
                                     PURPOSE

         The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the state of Delaware.

                                   ARTICLE IV.
                                AUTHORIZED STOCK

         The Corporation shall have authority to issue six thousand five hundred (6,500) shares of common stock having a par value of one cent ($0.01) per share (the "Common Stock"). The rights of the holders of common stock are set forth below.

                  Section 1. Voting Rights. The holders of Common Stock shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation.

                  Section 2. Dividends. The holders of Common Stock shall be entitled to participate in such dividends and other distributions or proceeds in cash, stock or property of the Corporation ratably on a per share basis as the board of directors may declare out of assets or funds legally available therefor.

                  Section 3. Liquidation. The holders of Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

                  Section 4. Redemption. The Corporation shall redeem shares of Common Stock on a date (the "Redemption Date") that is on or prior to the 45th day (if such 45th day is a business day, and if not, the next successive business day) after the date (the "Redemption Notice Date") that the Corporation and each other holder of shares of Common Stock receives written notice (a "Redemption Notice") from a holder of shares of Common Stock (the "Holder") setting forth the number of shares the Holder wants the Corporation to redeem (the "Redemption Shares"). After the Redemption Notice Date, the Holder shall only be entitled to receive from the Corporation on the Redemption Date the fair market value of the Redemption Shares on the Redemption Notice Date (the "Redemption Price").

                  In the Redemption Notice, the Holder may elect (a "Tremont Share Election") to receive as part of the Redemption Price such number of shares of the common stock, par value $1.00 per share, of Tremont Corporation, a Delaware Corporation (the "Tremont Common Stock"), equal to the product of 1,000 and the number of Redemption Shares.

                  After a Redemption Notice Date but before the Redemption Date, the board of directors shall determine in good faith and in its best business judgment the Redemption Price. In determining the Redemption Price, the board of directors shall value each share of Tremont Common Stock held by the Corporation on the Redemption Notice Date at the volume weighted average sales price of a share of Tremont Common Stock as reported on the New York Stock Exchange composite transactions reporting system for the ten trading days ending on the Redemption Notice Date, if such date is a trading day, and if not, on the immediately prior trading day (the "Tremont Common Stock Value").

                  If the Holder does not make a Tremont Share Election, on the Redemption Date the Corporation may pay the Redemption Price, in whole or in part, in cash, shares of Tremont Common Stock or other property, which other property the board of directors shall value in good faith and in its best business judgment. In determining the fair market value of securities traded on an exchange that are used to pay the Redemption Price, the board of directors shall value each such security on the Redemption Notice Date at the volume weighted average sales price of such security as reported on the applicable exchange for the ten trading days ending on the Redemption Notice Date, if such date is a trading day, and if not, on the immediately prior trading day.

                  If shares of Tremont Common Stock are used to pay all or part of the Redemption Price, on the Redemption Date:

                           (a) if the Tremont Common Stock Value for such shares
                  is less than or equal to the Redemption Price, the Corporation shall transfer such shares to the Holder and such additional cash or property in an amount equal in value on the Redemption Notice Date, as the board of directors determines in good faith and in its best business judgment, to the excess, if any, of the Redemption Price over the Tremont Common Stock Value for such shares;

                           (b) if the Tremont Common Stock Value for such shares
                  is greater than the Redemption Price, the Corporation shall transfer such shares to the Holder and the Holder shall pay in cash to the Corporation an amount equal to the excess of the Tremont Common Stock Value for such shares over the Redemption Price; and

                           (c) the  Corporation  shall  deliver  to the holder a
                  stock certificate representing the shares of Tremont Common Stock comprising the Redemption Price accompanied by a stock power duly endorsed in blank and the holder shall acquire good and marketable title to such shares free and clear of any liens, encumbrances, security interests, restrictive agreements, claims or imperfections of any nature whatsoever, other than restrictions on transfer imposed by applicable securities laws.

                  On the Redemption Date, the Holder shall deliver to the Corporation a stock certificate representing the Redemption Shares accompanied by a stock power duly endorsed in blank and the Corporation shall acquire good and marketable title to such shares free and clear of any liens, encumbrances, security interests, restrictive agreements, claims or imperfections of any nature whatsoever, other than restrictions on transfer imposed by applicable securities laws.

                  After the Redemption Notice Date, the Redemption Shares shall not be deemed to be outstanding and the Holder will only hold a contractual right from the Corporation to receive the Redemption Price.

                  Section 5. Protective Provision. The Corporation shall not amend this Article IV without obtaining the approval of the holders of 90% of the outstanding shares of Common Stock.

                  Section 6. Record Holders. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

                                   ARTICLE V.
                                    EXISTENCE

         The Corporation is to have perpetual existence.

                                   ARTICLE VI.
                                     BYLAWS

         In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the bylaws or adopt new bylaws.

                                  ARTICLE VII.
                            MEETINGS OF STOCKHOLDERS
                              BOOKS OF CORPORATION
                              ELECTION OF DIRECTORS

         Meetings of stockholders may be held within or without the state of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the state of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation. Election of directors need not by written ballot unless the bylaws of the Corporation so provide.

                                  ARTICLE VIII.
                               BOARD OF DIRECTORS

         The number of directors constituting the board of directors of the Corporation shall be five. The Corporation shall not change the number of directors on the board of directors from five members without obtaining the approval of the holders of 90% of the outstanding shares of Common Stock.

         The name and address of each of the persons to serve as a director until the first annual meeting of the stockholders or until his successor has been duly elected and qualified or his earlier resignation, removal or death, is:

           Name                                     Mailing Address
-------------------------               ----------------------------------------

Harold C. Simmons                       Three Lincoln Centre
                                        5430 LBJ Freeway, Suite 1700
                                        Dallas, Texas   75240-2697

Glenn R. Simmons                        Three Lincoln Centre
                                        5430 LBJ Freeway, Suite 1700
                                        Dallas, Texas   75240-2697

Steven L. Watson                        Three Lincoln Centre
                                        5430 LBJ Freeway, Suite 1700
                                        Dallas, Texas   75240-2697

William J. Lindquist                    Three Lincoln Centre
                                        5430 LBJ Freeway, Suite 1700
                                        Dallas, Texas   75240-2697

J. Landis Martin                        1999 Broadway, Suite 4300
                                        Denver, Colorado   80202

                                   ARTICLE IX.
                                 INDEMNIFICATION

         The Corporation shall, to the fullest extent permitted by law, indemnify any and all officers and directors of the Corporation, and may, to the fullest extent permitted by law or to such lesser extent as is determined in the discretion of the board of directors, indemnify all other persons from and against all expenses, liabilities or other matters and advance expenses to all persons whom it shall have the power to indemnify.

                                   ARTICLE X.
                               DIRECTOR LIABILITY

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for such liability as is expressly not subject to limitation under the Delaware General Corporation Law, as the same exists or may hereafter be amended to further limit or eliminate such liability. Any repeal or modification of this ARTICLE by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE XI.
                          CERTAIN BUSINESS COMBINATIONS

         The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                  ARTICLE XII.
                   SETTLEMENTS WITH CREDITORS OR STOCKHOLDERS

         Whenever  a  compromise  or   arrangement   is  proposed   between  the
Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the state of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                  ARTICLE XIII.
                                    AMENDMENT

         The Corporation shall have the right, subject to any express provisions or restrictions contained in this certificate of incorporation or bylaws of the Corporation, from time to time, to amend this certificate of incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this certificate of incorporation or any amendment thereof are conferred subject to such right.

                                  ARTICLE XIV.
                                  INCORPORATOR

         The  name  and  mailing  address  of  the  sole   incorporator  of  the
Corporation is A. Andrew R. Louis, Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697.

         THE UNDERSIGNED, being the sole incorporator of the Corporation, for the purpose of forming a corporation pursuant to the General Corporation Law of the state of Delaware, does make this certificate to acknowledge, declare and certify that this certificate of incorporation is his act and deed and the facts stated in this certificate of incorporation are true, and accordingly executes this certificate of incorporation this 21st day of December, 2000.



                                       /s/ A. Andrew R. Louis
                                       -------------------------------------
                                       A. Andrew R. Louis, Sole Incorporator

                                    EXHIBIT B

                                     BYLAWS

                                       OF

                               TREMONT GROUP, INC.
                             a Delaware Corporation
                       (Incorporated on December 21, 2000)

                             As of December 31, 2000

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                                TABLE OF CONTENTS

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TABLE OF CONTENTS.................................................................................................i
ARTICLE I.  REGISTERED AGENT AND OFFICES..........................................................................1
         Section 1.1.  Registered Agent and Office................................................................1
         Section 1.2.  Other Offices..............................................................................1
ARTICLE II.  MEETINGS OF STOCKHOLDERS.............................................................................1
         Section 2.1.  Place and Time of Meetings.................................................................1
         Section 2.2.  Notice.....................................................................................1
         Section 2.3.  List of Stockholders.......................................................................1
         Section 2.4.  Quorum.....................................................................................1
         Section 2.5.  Proxies....................................................................................2
         Section 2.6.  Order of Business..........................................................................2
         Section 2.7.  Appointment of Inspectors of Election......................................................2
         Section 2.8.  Informal Action............................................................................2
         Section 2.9.  Fixing A Record Date.......................................................................3
         Section 2.10.  Telephone Meetings........................................................................4
         Section 2.11.  Minutes...................................................................................4
ARTICLE III.  DIRECTORS...........................................................................................4
         Section 3.1.  Number, Qualifications and Term of Office..................................................4
         Section 3.2.  Removals...................................................................................4
         Section 3.3.  Vacancies..................................................................................4
         Section 3.4.  Annual Meeting.............................................................................4
         Section 3.5.  Other Meetings and Notice..................................................................4
         Section 3.6.  Quorum.....................................................................................4
         Section 3.7.  Committees.................................................................................4
         Section 3.8.  Committee Rules............................................................................5
         Section 3.9.  Telephonic Meetings........................................................................5
         Section 3.10.  Presumption of Assent.....................................................................5
         Section 3.11.  Informal Action...........................................................................5
         Section 3.12.  Compensation..............................................................................5
         Section 3.13.  Minutes...................................................................................5
ARTICLE IV.  OFFICERS.............................................................................................5
         Section 4.1.  Number.....................................................................................5
         Section 4.2.  Election and Term of Office................................................................5
         Section 4.3.  The Chairman of the Board..................................................................6
         Section 4.4.  The Vice Chairman of the Board.............................................................6
         Section 4.5.  The President..............................................................................6
         Section 4.6.  Vice Presidents............................................................................6
         Section 4.7.  The Secretary and Assistant Secretary......................................................6
         Section 4.8.  The Treasurer and Assistant Treasurer......................................................7
         Section 4.9.  Vacancies..................................................................................7
         Section 4.10.  Other Officers, Assistant Officers and Agents.............................................7
ARTICLE V.  INDEMNIFICATION AND INSURANCE OF DIRECTORS, OFFICERS AND OTHERS.......................................7
         Section 5.1.  Indemnification............................................................................7
         Section 5.2.  Advancement of Expenses....................................................................7
         Section 5.3.  Expenses of Contested Indemnification Claims...............................................8
         Section 5.4.  Indemnification Not Exclusive..............................................................8
         Section 5.5.  Survival of Indemnification and Advancement of Expenses....................................8

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         Section 5.6.  Permissive Indemnification of Employees, Agents and Others.................................8
         Section 5.7.  Contract Right.............................................................................8
         Section 5.8.  Insurance..................................................................................8
         Section 5.9.  Certain References Under Article V.........................................................8
ARTICLE VI.  CERTIFICATES OF STOCK................................................................................8
         Section 6.1.  Form.......................................................................................8
         Section 6.2.  Transfers..................................................................................9
         Section 6.3.  Lost or Destroyed Certificates.............................................................9
         Section 6.4.  Registered Stockholders....................................................................9
ARTICLE VII.  CERTAIN BUSINESS COMBINATIONS.......................................................................9
ARTICLE VIII. GENERAL PROVISIONS..................................................................................9
         Section 8.1.  Dividends..................................................................................9
         Section 8.2.  Moneys.....................................................................................9
ARTICLE IX.  NOTICES..............................................................................................9
         Section 9.1.  General....................................................................................9
         Section 9.2.  Waivers...................................................................................10
         Section 9.3.  Attendance as Waiver......................................................................10
         Section 9.4.  Omission of Notice to Stockholders........................................................10

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                                     BYLAWS

                                       OF

                               TREMONT GROUP, INC.
                             a Delaware Corporation
                       (Incorporated on December 21, 2000)

                             As of December 31, 2000

--------------------------------------------------------------------------------

                                   ARTICLE I.
                          REGISTERED AGENT AND OFFICES

         Section 1.1. Registered Agent and Office. The registered agent and office of the corporation shall be such person or entity and located at such place within the state of Delaware as the board of directors may from time to time determine.

         Section 1.2. Other Offices. The corporation may also have offices at such other places, both within and without the state of Delaware, as the corporation's board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II.
                            MEETINGS OF STOCKHOLDERS

         Section 2.1. Place and Time of Meetings. All meetings of the stockholders shall be held on such date and at such time and place, within or without the state of Delaware, as shall be determined from time to time, by the board of directors. The place at which a meeting of stockholders shall be held shall be stated in the notice and call of the meeting or a duly executed waiver of notice thereof. Special meetings of stockholders may be called by the chairman of the board, the president, the board of directors or the holders of at least ten percent of the shares of the corporation that would be entitled to vote at such a meeting.

         Section 2.2. Notice. Notice of the time and place of an annual meeting of stockholders and notice of the time, place and purpose or purposes of a special meeting of the stockholders shall be given by mailing written or printed notice of the same not less than ten, nor more than sixty, days prior to the meeting, with postage prepaid, to each stockholder of record of the corporation entitled to vote at such meeting, and addressed to the stockholder's last known post office address or to the address appearing on the corporate books of the corporation.

         Section 2.3. List of Stockholders. The officer or agent having charge of the stock transfer books of the corporation shall make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, specifying the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The original stock transfer books shall be the only evidence as to who are the stockholders entitled to examine such list or transfer book or to vote at any such meeting of stockholders.

         Section 2.4. Quorum. The holders of a majority of the votes entitled to be cast at any meeting of stockholders, counted as a single class if there be more than one class of stock entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders except as otherwise provided by statute or by the certificate of incorporation. Once a quorum is present at a meeting of the stockholders, the stockholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting by any stockholder or the refusal of any stockholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting. If a quorum is not present, the holders of the shares present in person or represented by proxy at the meeting, and entitled to vote thereat, shall have the power, by the affirmative vote of the holders of a majority of such shares, to adjourn the meeting to another time and/or place. Unless the adjournment is for more than thirty days or unless a new record date is set for the adjourned meeting, no notice of the adjourned meeting need be given to any stockholder provided that the time and place of the adjourned meeting were announced at the meeting at which the adjournment was taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

         Section 2.5. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. A telegram, telex, cablegram or similar transmission by the stockholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the stockholder shall be treated as an execution in writing for purposes of this section. No proxy shall be valid after three years from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

         Section 2.6. Order of Business. The order of business at each such stockholders meeting shall be as determined by the chairman of the meeting. One of the following persons, in the order in which they are listed (and in the absence of the first, the next, and so on), shall serve as chairman of the meeting: the chairman of the board, vice chairman of the board, president, vice presidents (in the order of their seniority if more than one) and secretary. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

         Section 2.7. Appointment of Inspectors of Election. The board of directors shall appoint one or more inspectors of election ("inspectors") to act at such meeting or any adjournment or postponement thereof and make a written report thereof. The board of directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is so appointed or if no inspector or alternate is able to act, the chairman of the board shall appoint one or more inspectors to act at such meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may be directors, officers or employees of the corporation.

         Section 2.8.  Informal Action.

                  (a) Any action to be taken at a meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                  (b) Every written consent of the stockholders shall bear the date of signature of each stockholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent unless, within sixty days after the date of the earliest dated consent delivered to the corporation as provided below, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the


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

         action that is the subject of the consent are delivered to the corporation by delivery to its registered office, its principal place of business, or an officer or agent of the corporation having custody of the books in which proceedings of meetings of the stockholders are recorded. Such delivery shall be made by hand or by certified or registered mail, return receipt requested, and in the case of delivery to the corporation's principal place of business, shall be addressed to the president of the corporation.

                  (c) A telegram, telex, cablegram or similar transmission by a stockholder, or a photographic, photostatic, facsimile or other similar reproduction of a writing signed by a stockholder, shall be regarded as signed by the stockholder for the purposes of this section.

                  (d) Prompt notice of the taking of any action by stockholders without a meeting by less than unanimous written consent shall be given to those stockholders who did not consent in writing to the action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

         Section 2.9. Fixing A Record Date.

                  (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board or directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the board of directors may fix a new record date for the adjourned meeting.

                  (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by this chapter, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by this chapter, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

                  (c)  In  order  that  the   corporation   may   determine  the
         stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.


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

         Section 2.10. Telephone Meetings. Stockholders may participate in and hold a meeting by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 2.11. Minutes. The stockholders shall keep regular minutes of their proceedings, and such minutes shall be placed in the minute book of the corporation.

                                  ARTICLE III.
                                    DIRECTORS

         Section 3.1. Number, Qualifications and Term of Office. The business and affairs of the corporation shall be managed by a board of directors consisting of five members. Each director shall be elected at the annual meeting of the stockholders, except as provided in Section 3.3, and each director elected shall hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

         Section 3.2. Removals. Subject to the preferential voting rights of the holders of preferred stock or any other class of capital stock of the corporation or any series of any of the foregoing that is then outstanding, each director may be removed from office at any time by the stockholders, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all of the shares of the corporation entitled to vote for the election of such director.

         Section 3.3. Vacancies. Subject to the preferential voting rights of the holders of preferred stock or any other class of capital stock of the corporation or any series of any of the foregoing that is then outstanding and except as otherwise required by law, all vacancies in the board of directors, whether caused by resignation, death or otherwise, may be filled by a majority of the remaining directors though less than a quorum. Each director so chosen shall hold office for the unexpired term of his or her predecessor and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

         Section 3.4. Annual Meeting. The annual meeting of the board of directors may be held without notice immediately after the annual meeting of stockholders at the location of the stockholders' meeting. If not held immediately after the annual meeting of the stockholders, the annual meeting of the board of directors shall be held as soon thereafter as may be convenient.

         Section 3.5. Other Meetings and Notice. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors. Special meetings of the board of directors may be called by or at the request of the chairman of the board or the president and shall be called by the chairman of the board on the written request of a majority of directors, in each case on at least twenty-four hours notice to each director.

         Section 3.6. Quorum. A majority of the total number of directors shall be necessary at all meetings to constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally notified and called.

         Section 3.7. Committees. Standing or temporary committees consisting of one or more directors of the corporation may be appointed by the board of directors from time to time, and the board of directors may from time to time invest such committees with such powers as it may see fit, subject to limitations imposed by statute and such conditions as may be prescribed by the board of directors. An executive committee may be appointed by resolution passed by a majority of the entire board of directors and if appointed it shall have all the powers provided by statute, except as specially limited by the board of directors. All committees so appointed shall keep regular minutes of the transactions of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the corporation, and shall report the same to the board of directors at its next meeting. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The board shall have the power at any time to change the membership of, to increase or decrease the membership of, to fill all vacancies in and to discharge any committee of the board, or any member thereof, either with or without cause.

         Section 3.8. Committee Rules. Each committee of the board of directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by the resolution of the board of directors designating such committee, but in all cases the presence of at least a majority of the members of such committee shall be necessary to constitute a quorum.

         Section 3.9. Telephonic Meetings. Members of the board of directors or any committee designated by the board of directors may participate in any meeting of the board of directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting.

         Section 3.10. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or any committee thereof at which action on any corporate matter is taken shall be deemed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         Section 3.11. Informal Action. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board of directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee. Action taken pursuant to such written consent of the board of directors or of any committee thereof shall have the same force and effect as if taken by the board of directors or the committee, as the case may be, at a meeting thereof.

         Section 3.12. Compensation. The board of directors shall have the authority to fix the compensation of directors.

         Section 3.13. Minutes. The board of directors shall keep regular minutes of its proceedings, and such minutes shall be placed in the minute book of the corporation.

                                   ARTICLE IV.
                                    OFFICERS

         Section 4.1. Number. The officers of the corporation shall be a chairman of the board, a vice chairman of the board, a president, one or more vice presidents, a secretary, a treasurer, and such other officers and assistant officers as the board of directors may, by resolution, appoint. Any two or more offices may be held by the same person. In its discretion, the board of directors may choose not to fill any office for any period as it may deem advisable, except the offices of president and secretary.

         Section 4.2. Election and Term of Office. The officers of the corporation shall be elected annually by the board of directors at the annual meeting of the board of directors. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until the next annual meeting of the board of directors and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

         Section 4.3. The Chairman of the Board. The chairman of the board shall preside at all meetings of the stockholders and directors. He or she shall be the chief executive officer of the corporation and shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect and, in connection therewith, shall be authorized to delegate to the vice chairman of the board, president and other officers such of his or her powers and duties as chairman of the board at such time and in such manner as he or she may deem to be advisable. The chairman of the board shall be an ex officio member of all standing committees and he or she shall have such other powers and duties as may from time to time be assigned by the board of directors.

         The chairman of the board may, from time to time, appoint an attorney-in-fact or attorneys-in-fact, or an agent or agents, of the corporation in the name and on behalf of the corporation to cast as a stockholder, in any other corporation, any of the securities that may be held by the corporation, at meetings of the holders of such securities of such corporation, or to consent in writing to any such action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or the giving of any consent, or may execute or cause to be executed on behalf of the corporation and under its corporate seal or otherwise such written proxies, consents, waivers, or other instruments as he or she may deem necessary or proper, or he or she may attend any meeting of the holders of such securities of any such other corporation and thereat vote or exercise any or all other powers of the corporation as the holder of such securities of such corporation.

         Section 4.4. The Vice Chairman of the Board. The vice chairman of the board shall be the corporation's executive officer next in authority to the chairman of the board. The vice chairman of the board shall assist the chairman of the board in the management of the business of the corporation, and, in the absence or disability of the chairman of the board, shall preside at all meetings of the stockholders and the board of directors and exercise the other powers and perform the other duties of the chairman of the board or designate the executive officers of the corporation by whom such other powers shall be exercised and other duties performed. The vice chairman of the board shall be an ex officio member of all standing committees and he or she shall have such other powers and duties as may from time to time be assigned by the board of directors or by the chairman of the board. In addition to the foregoing, the vice chairman of the board shall have such other powers, duties and authority as may be set forth elsewhere in these bylaws.

         Section 4.5. The President. The president shall be the corporation's executive officer next in authority to the vice chairman of the board and shall be its chief operating officer unless otherwise determined by the board of directors. The president shall assist the chairman of the board in the management of the business of the corporation, and, in the absence or disability of the chairman of the board and the vice chairman of the board, shall preside at all meetings of the stockholders and the board of directors and exercise the other powers and perform the other duties of the chairman of the board or designate the executive officers of the corporation by whom such other powers shall be exercised and other duties performed. The president shall be an ex officio member of all standing committees and he or she shall have such other powers and duties as may from time to time be assigned by the board of directors or by the chairman of the board. In addition to the foregoing, the president shall have such other powers, duties, and authority as may be set forth elsewhere in these bylaws. If the board of directors does not elect a chairman or vice chairman of the board, the president shall also have the duties and responsibilities, and exercise all functions, of the chairman and the vice chairman of the board as provided in these bylaws.

         Section 4.6. Vice Presidents. Each vice president shall have such powers and discharge such duties as may be assigned from time to time by the chairman of the board. During the absence or disability of the president, one such vice president, when designated by the board of directors, shall exercise all the functions of the president.

         Section 4.7. The Secretary and Assistant Secretary. The secretary or the chairman of the board shall issue notices for all meetings. The secretary shall keep minutes of all meetings, shall have charge of the seal and the corporate books and shall make such reports and perform such other duties as are incident to the office, and perform such other duties designated or properly required by the chairman of the board. The assistant secretary shall be vested with the same powers and duties as the secretary, and any act may be done or duty performed, by the assistant secretary with like effect as though done or performed by the secretary. The assistant secretary shall have such other powers and perform such other duties as may be assigned by the chairman of the board.

         Section 4.8. The Treasurer and Assistant Treasurer. The treasurer shall have the custody of all moneys and securities of the corporation and shall keep regular books of account. He or she shall disburse the funds of the corporation in payment of just demands against the corporation, or as may be ordered by the chairman of the board or by the board of directors, taking proper vouchers for such disbursements, and shall render to the board of directors from time to time as may be required of him or her, an account of all transactions as treasurer and of the financial condition of the corporation. The treasurer shall perform all duties incident to the office, and perform such other duties designated or properly required by the chairman of the board. The assistant treasurer shall be vested with the same powers and duties as the treasurer, and any act may be done, or duty performed by the assistant treasurer with like effect as though done or performed by the treasurer. The assistant treasurer shall have such other powers and perform such other duties as may be assigned by the chairman of the board.

         Section 4.9. Vacancies. Vacancies in any office arising from any cause may be filled by the directors for the unexpired portion of the term with a majority vote of the directors then in office. In the case of the absence or inability to act of any officer of the corporation and of any person herein authorized to act in his or her place, the board of directors may from time to time delegate the powers or duties of such officer to any other officer or any director or other person whom it may select.

         Section 4.10. Other Officers, Assistant Officers and Agents. Officers, assistant officers, and agents, if any, other than those whose duties are provided for in these bylaws shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors. Unless the board of directors decides otherwise, if an officer title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law or any successor or similar statute, the assignment of such title shall constitute the delegation to such officer of the authority and duties that are normally associated with that office, subject to any specific delegation of authority and duties made to such officer by the board of directors.

                                   ARTICLE V.
         INDEMNIFICATION AND INSURANCE OF DIRECTORS, OFFICERS AND OTHERS

         Section 5.1. Indemnification. To the fullest extent permitted by Delaware law the corporation shall, indemnify any and all officers and directors of the corporation, from and against all expenses (including attorneys' fees), liabilities or other matters arising out of their status as such or their acts, omissions or services rendered by such persons in such capacities or otherwise while serving at the request of the corporation. Unless specifically addressed in a repeal or amendment of Delaware law with regard to a corporation's ability to indemnify its officers and directors, no such repeal or amendment shall adversely affect any indemnification rights of any person existing at the time of such repeal or amendment.

         Section 5.2. Advancement of Expenses. Reasonable expenses (including attorneys' fees) incurred by a director or officer who was, is or is threatened to be made a named defendant or respondent in a proceeding by reason of his or her status as a director or officer of the corporation or services rendered by such persons in such capacities or otherwise at the request of the corporation or incurred by a director or officer for prosecuting a claim under Section 5.3 shall be paid by the corporation in advance of the final disposition of such proceeding upon receipt of a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Article.

         Section 5.3. Expenses of Contested Indemnification Claims. If a claimant makes a claim on the corporation under Section 5.1 or 5.2 and the corporation does not pay such claim in full within thirty days after it has received such written claim, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim.

         Section 5.4. Indemnification Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         Section 5.5. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

         Section 5.6. Permissive Indemnification of Employees, Agents and Others. To the fullest extent of Delaware law, the corporation may grant rights of indemnification and advancement of expenses to any person who is not at the time a current director or officer of the corporation.

         Section 5.7. Contract Right. Each of the rights of indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall be a contract right and any repeal or amendment of the provisions of this Article shall not adversely affect any such right of any person existing at the time of such repeal or amendment with respect to any act or omission occurring prior to the time of such repeal or amendment, and further, shall not apply to any proceeding, irrespective of when the proceeding is initiated, arising from the service of such person prior to such repeal or amendment.

         Section 5.8. Insurance. To the fullest extent of Delaware law, the corporation shall have power to purchase and maintain insurance on behalf of any person, including one who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

         Section 5.9. Certain References Under Article V. For purposes of this Article, references to "the corporation," "proceeding" and "serving at the request of the corporation" shall have the meanings given such terms in Section 145 of the Delaware General Corporation Law or any successor or similar statute.

                                   ARTICLE VI.
                              CERTIFICATES OF STOCK

         Section 6.1. Form. Certificates of stock shall be issued in numerical order, and each stockholder shall be entitled to a certificate signed by the chairman of the board, the president or any vice president and the secretary, any assistant secretary, the treasurer or any assistant treasurer, certifying to the number of shares owned by such stockholder. Where, however, such certificate is signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation, and a registrar or by an agent acting in the dual capacity of transfer agent and registrar, the signatures of any of the above-named officers may be facsimile signatures. In the event that any officer who has signed, or whose facsimile signature has been used on, a certificate has ceases to be an officer before the certificate has been delivered, such certificate may nevertheless be adopted and issued and delivered by the corporation, as though the officer who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer of the corporation.

         Section 6.2. Transfers. Transfers of stock shall be made only upon the transfer books of the corporation or respective transfer agents designated to transfer the several classes of stock, and before a new certificate is issued, the old certificate shall be surrendered for cancellation.

         Section 6.3. Lost or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation shall, except as otherwise determined by the board of directors, the chairman of the board, the president, any vice president or other authorized officer, require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         Section 6.4. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of another person, whether or not the corporation shall have express or other notice thereof, except as otherwise provided by the laws of the state of Delaware.

                                  ARTICLE VII.
                          CERTAIN BUSINESS COMBINATIONS

         The provision of Section 203 of the Delaware General Corporation Law shall not apply to the corporation.

         This Article VII shall be amended, altered or repealed only as provided in Section 203 of the Delaware General Corporation Law.

                                  ARTICLE VIII.
                               GENERAL PROVISIONS

         Section 8.1. Dividends. Dividends upon the capital stock of the corporation, subject to any applicable provisions of the certificate of incorporation, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the applicable provisions of the certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think in the best interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         Section 8.2. Moneys. The moneys of the corporation shall be deposited in the name of the corporation in such bank or banks or trust company or trust companies as the board of directors shall designate, and shall be drawn out only by check signed by the chairman of the board or the president and countersigned by the secretary, assistant secretary, treasurer or the assistant treasurer, or signed and countersigned by such other persons as shall be designated by resolution of the board of directors, except that the chairman of the board may designate one or more officers to transfer by letter or wire funds from an account of the corporation in one bank to an account of the corporation or a subsidiary in another bank and the chairman of the board shall have the authority on bank accounts to designate that one signature of an officer or other person shall be sufficient.

                                   ARTICLE IX.
                                     NOTICES

         Section 9.1. General. Whenever the provisions of any statute or these bylaws require notice to be given to any director, officer or stockholder, such notice may be given personally or in writing by facsimile, by telegraph or by depositing the same in the United States mail with postage prepaid addressed to each director, officer or stockholder at his or her address, as the same appears in the books of the corporation, and the time when the same shall be personally given, sent by facsimile or telegraph or mailed shall be deemed to be the time of the giving of such notice.

         Section 9.2. Waivers. Whenever any notice whatever is required to be given under provisions of law or of the certificate of incorporation or of these bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

         Section 9.3. Attendance as Waiver. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 9.4. Omission of Notice to Stockholders. Any notice required to be given to any stockholder under any statutory provision, the certificate of incorporation or these bylaws need not be given to the stockholder if:

                  (a) notice of two consecutive annual meetings and all notices of meetings held or actions by written consent taken during the period between those annual meetings, if any, or

                  (b) all, and at least two, payments (if sent by first class mail) of distributions or interest on securities during a twelve month period have been mailed to that person, addressed at his or her address as shown on the share transfer records of the corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the corporation a written notice setting forth his or her then current address, the requirement that notice be given to that person shall be reinstated.


                                  ADOPTED BY THE BOARD OF DIRECTORS AS
                                  OF DECEMBER 31, 2000


                                   /s/ A. Andrew R. Louis
                                   ---------------------------------------------
                                   A. Andrew R. Louis, Secretary

                                    EXHIBIT C
                                VOTING AGREEMENT

                                VOTING AGREEMENT


         THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of December 31, 2000, among Valhi, Inc., a Delaware corporation ("Valhi"), Tremont Holdings, LLC, a Delaware limited liability company ("TRE Holdings" and together with Valhi, the "Stockholders"), and Tremont Group, Inc., a Delaware corporation ("TGI"). Unless otherwise provided in this Agreement, certain capitalized terms used herein are defined in Section 8.

                                    Recitals

         The parties hereto desire to enter into this Agreement to establish a mechanism to elect as a director of TGI one person designated in writing by TRE Holdings.

                                    Agreement

         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows.

         Section 1. Voting for Directorship. Valhi agrees to vote all of its TGI Shares, and will take all other necessary or desirable actions within its control, to elect as a director of TGI one person designated in writing by TRE Holdings. The parties agree that the initial person designated by TRE Holdings to be elected a director of TGI is J. Landis Martin. If in the future more than one person holds TRE Holdings' TGI Shares, such persons must jointly agree on one designee that they desire to have Valhi elect as a director of TGI and notify Valhi in writing of such designee before Valhi is obligated to elect such designee under this section.

         Section 2. Size of Board of Directors; Governing Instruments. The Stockholders hereby agree (a) that the board of directors shall be comprised of five (5) persons as directors, and each Stockholder shall take or cause to be taken all action to require that the certificate of incorporation and bylaws of TGI shall so provide and (b) to ensure at all times that the certificate of incorporation and bylaws of TGI are not at any time inconsistent with the provisions of this Agreement.

         Section 3. Impairment. Valhi agrees that it will not vote or otherwise consent or take action with respect to its TGI Shares to amend TGI's certificate of incorporation or bylaws in a manner that would affect the voting rights of TGI's stockholders.

         Section 4. Transfer of Shares. Valhi agrees that the agreement relating to the voting of its TGI Shares evidenced by this Agreement shall encumber such shares, and that any permitted successor, assignee, or transferee shall take such shares subject to this Agreement. In addition, each party agrees to cause any permitted successor, assignee, or transferee of such party to become a party to this Agreement.

         Section 5. Term. Unless earlier terminated by agreement of the parties, this Agreement shall remain in effect for as long as TRE Holdings or its permitted successors, assigns and transferees hold TGI Shares.

         Section 6. Legend. Each certificate evidencing Valhi's TGI Shares and each certificate issued in exchange for or upon the transfer of such TGI Shares (if such shares remain subject to the terms of this Agreement after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT ("AGREEMENT") DATED AS OF DECEMBER 31, 2000 AMONG THE ISSUER OF SUCH SECURITIES (THE "ISSUER") AND THE ISSUER'S SECURITY HOLDERS. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

The legend set forth above shall be removed from the certificates evidencing TGI Shares that cease to be subject to the terms of this Agreement or the termination of this Agreement.

         Section 7. Specific Performance. Valhi agrees that the remedy at law for any breach by it of this Agreement will be inadequate and that, in addition to any other remedies TRE Holdings might have, TRE Holdings shall be entitled, without the necessity of proving actual damages, to specific performance and injunctive relief to prevent the breach of any provisions of this Agreement.

         Section 8.  Definitions.

                  "Common Stock" means TGI's common stock, par value $0.01 per share.

                  "Stockholder" means any stockholder of TGI who is subject to the terms of this Agreement.

                  "TGI Shares" means any Common Stock and any other voting securities of TGI purchased or otherwise acquired by any Stockholder. As to any particular shares constituting TGI Shares, such shares will cease to be subject to this Agreement if and when they have been repurchased by TGI.

         Section 9.  Miscellaneous.

                  (a) Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against a Stockholder, unless such modification, amendment or waiver is approved in writing by such Stockholder. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (c)  Entire  Agreement.  This  Agreement  contains  the entire understanding  among  the  parties  with  respect  to the  transactions contemplated hereby and supersedes all other agreements and understandings among the parties with respect to the subject matter of this Agreement.

                  (d) Successors and Assigns. Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by TGI and its successors and assigns, and the Stockholders and any subsequent holders of TGI Shares, and the respective successors and assigns of each of them, so long as they hold TGI Shares.

                  (e)   Counterparts.   This   Agreement   may  be  executed  in
         counterparts each of which will be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Notice. All notices and other communications that are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by confirmed telecopy or upon receipt after dispatch by overnight courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given to the address for the respective party appearing under the party's signature to this Agreement or to such other address as such party may designate by giving notice of such change of address to the other parties to this Agreement.

                  (g) Applicable Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the state of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Delaware.

                  (h) Headings. The sections and other headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         The parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

                                   TREMONT GROUP, INC.




                                   By: /s/ Steven L. Watson
                                       -----------------------------------------
                                       Steven L. Watson, President

                                       Address:    Three Lincoln Centre
                                                   5430 LBJ Freeway, Suite 1700
                                                   Dallas, Texas   75240-2697
                                                   FAX:  972.448.1445
                                                   Attention:  General Counsel

                                   VALHI, INC.




                                   By: /s/ Steve L. Watson
                                       -----------------------------------------
                                       Steven L. Watson, President

                                       Address:    Three Lincoln Centre
                                                   5430 LBJ Freeway, Suite 1700
                                                   Dallas, Texas   75240-2697
                                                   FAX:  972.448.1445
                                                   Attention:  General Counsel

                                   TREMONT HOLDINGS, LLC




                                   By: /s/ Robert D. Hardy
                                       -----------------------------------------
                                       Robert D. Hardy, Vice President

                                       Address:    Two Greenspoint Plaza
                                                   16825 Northchase Drive
                                                   Suite 1200
                                                   Houston, Texas   77060-2544
                                                   FAX:  281.423.3333
                                                   Attention:  General Counsel